SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 10, 1997





                            LAKEVIEW FINANCIAL CORP.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                      0-25106             22-334052
- ----------------------------         --------------     ----------------
(State or other jurisdiction         (SEC File No.)      (IRS Employer
     of incorporation)                                   Identification
                                                             Number)


1117 Main Street, Paterson, New Jersey                       07503
- --------------------------------------                    ----------
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: 201-890-1234
                                                    ------------



                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         A copy of a press release issued September 10, 1997 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and
- ------------------------------------------------------------------
Exhibits
- --------


Exhibit 99 -- Press Release  Concerning  Merger  Agreement  dated  September 10,
- ----------
1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    LAKEVIEW FINANCIAL CORP.


Date:             September 10, 1997                By: /s/Kevin J. Coogan
                                                        ----------------------
                                                        Kevin J. Coogan
                                                        President and Chief
                                                        Executive Officer